Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended September 30, 2009

Accounting Method:        ☒ Accrual Basis        ☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	☒	☐

2. Were any assets (other than inventory) sold this month?	☐	☒

3. Were all employees timely paid this month?	☒	☐

4. Are all insurance policies and operating licenses current and in effect?	☒	☐

5. Did you open any new bank accounts this month?	☐	☒

6. Did you deposit all receipts into your DIP account this month?	☒	☐

7. Have all taxes been timely paid (payroll, sales, etc.)?	☒	☐

8. Are you current on U.S. Trustee quarterly fees payments?	☒	☐

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	Print Name:	Samuel E. Meek

	Signature:	/s/ Samuel E. Meek

	Title:	President

[a]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: September 2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$10,077,933	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	2,940,800		15,140,675
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	2,940,800		$15,140,675

3. Cash Disbursements
Operations	2,445,423		12,091,539
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	536,686		997,536
Other	0		0

Total Cash Disbursements	2,982,109		$13,089,075

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(41,310)		2,051,600

5. Ending Cash Balance (to Form 2-C)	$10,036,624	(2)	$10,036,624	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance
Petty Cash		$7.06	$—	$—	$7.06
Operating/xxx4580	Bank of Oklahoma	12,378.21	26.03	(314,523.90)	(302,119.66)
					—
Eurosweep/xxx1953	Bank of Oklahoma	10,274,164.44	—	—	10,274,164.44
					—
					—
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	(581.21)	(581.21)

					—
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—

					—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Utility Deposit/xxx9938	Bank of Oklahoma	65,153.02	0.00	0.00	65,153.02

TOTAL		$10,351,702.73	$26.03	$(315,105.11)	$10,036,623.65 (2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: September 1, 2009 to September 30, 2009

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$2,982,109.00
See attached schedule

			Total Cash Disbursements	$2,982,109.00	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	September 30, 2009	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$7	$22
Bank of Oklahoma Eurosweep Account	9,971,364	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,253	—

Total Cash	10,036,624	7,985,024
Accounts Receivable - Sales
Pre-petition: Due from Related Entities	—	37,500
Pre-petition: Other Receivables	76,616	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	3,349,446	—

Total Current Post-Petition Accounts Receivable	3,426,062	3,034,045

Employee Receivables	1	—
Prepaid Expenses	247,596	280,205

Total Current Assets	13,710,283	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,544,999	4,595,029
Furniture and Fixtures (net of depreciation)	119,337	155,571
Computer Hardware (net of depreciation)	691,690	788,156
Software (net of depreciation)	15,506	18,757

Total Fixed Assets Net of Depreciation	7,388,532	7,574,514
Goodwill	9,152,249	9,152,249

Total Other Assets	16,540,782	16,726,763

Total Assets	$30,251,064	$28,026,037

Liabilities and Stockholder’s Equity
Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	$—
Post-Petition Accrued Payroll and Payroll Tax Expense	665,053	—
Interperiod over/under funding of benefit account	1,083	—
Post-Petition Accrued Property Taxes	41,725	—
Accrued Expenses (non-salary related)	26,000	—
Accrued State Income Tax (2009)	62,500	—
Accrued Professional Fees	—	—
Post-Petition Trade Payable	79,484	—

Total Current Post-Petition Accounts Payable	875,845	—

Total Liabilities Not Subject to Compromise	875,845	—
Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,639,707,695	1,639,832,523
Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	1,349,333	—

Total Stockholder’s Equity	(1,609,456,630)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$30,251,064	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: September 2009

(Accrual Basis)

	Aug 2009	Sep 2009	Petition To Date
Operating Revenue
Quality Control	$2,564,607	$2,534,997	$11,841,417
Professional fees	400	0	(781)
Post Closing Services	220,048	229,413	1,058,849
Pre-Funding	1,560	1,680	15,560
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	(575)	450	400
Document Retrieval	23,390	23,485	125,530
Interest Income	3,796	4,152	20,358
Late Charges	3	228	1,222
Quality Jobs/TIPs Income	31,298	31,975	166,741
Miscellaneous Income	(1)	0	2,279

Total Operating Revenue	2,844,526	2,826,379	13,231,574
Expenses
Salaries	1,198,697	1,237,467	6,034,272
Salaries - Additional Files & O/T	194,594	183,172	921,380
Benefits - 401K Matching	23,720	23,264	124,133
Employee Appreciation & Development	3,337	4,656	15,196
Employee Banquet	2,400	2,400	12,000
Contract Labor	3,680	1,440	9,280
Employee Recruitment Expense	529	2,914	12,395
Payroll Taxes	78,606	104,415	466,700
Payroll Processing Fee	2,186	1,912	9,595
Employee Health Insurance	227,021	260,200	1,168,685
Legal & Professional Fees (Ordinary Course)	6,100	10,219	24,583
Office Supplies	21,482	17,770	99,522
Copier Supplies	658	836	2,652
Software Expense	0	504	666
Telephone Expense	18,239	19,771	82,084
Printing	1,481	1,584	10,644
Postage	13,155	15,258	69,423
Shipping	30,083	23,933	123,657
Strategic Partners Expense	1,435	2,830	6,410
Insurance Expense	5,425	5,425	26,678
QC Appraisals	184,824	141,099	818,732
QC Appraisals (Contra)	(181,889)	(147,805)	(821,687)
QC Reverifications	17,069	(74,178)	(65,976)
In-File Credit Reports	21,163	0	43,494
Mtg. Credit Reports	6,361	175,034	477,501
Mtg. Credit Reports (Contra)	(4,219)	(99,880)	(405,199)
Outsourced External Data	20,659	24,702	113,460
Property Value Requests	0	0	0
External Collateral Reviews	0	(595)	(9,340)
Filing Fees	0	0	(20)
High Cost Check	(3,437)	1,047	(16,775)
Depreciation	44,246	44,352	221,605
Fares and Lodging	3,382	2,302	12,376
Meals - Travel	0	0	56
Auto Expense Reimbursement	87	36	167
Conference Expense	259	7,201	16,230
Entertainment	1,281	56	4,755
Meals & Entertainment	0	0	0
Advertising	11,283	6,696	36,869
Contributions	0	0	250
Business Promotion	0	500	513
Lease-Co Location - AT&T	5,627	5,627	28,135

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: September 2009

(Accrual Basis)

	Aug 2009	Sep 2009	Petition To Date
Physical Storage Fees	548	528	2,222
Document Recycling	6,838	6,427	34,429
Equipment Expense	19,128	27,346	114,956
Hardware & Software Maintenance	12,444	15,799	67,349
Processing & Administration Fees	0	917	1,847
Dues & Subscriptions	4	0	2,172
Miscellaneous Taxes	1,280	1,280	9,750
Miscellaneous Expense	0	0	0
Bank Account Fees	1,339	1,230	6,874
Bad Debt Expense	0	56,998	58,926
Buildings - Taxes & Insurance	8,351	8,351	41,699
Building - Maintenance & Supplies	20,168	9,278	68,349
Building - Utilities	20,645	18,658	88,910

Total Expenses Before Taxes	2,050,266	2,152,976	10,172,585

Net Income (Loss) Before Taxes	794,259	673,404	3,058,989
State Income Tax Expense	12,500	12,500	62,500
Reorganization Expenses	(74,031)	438,605	999,455

Net Income (Loss)	$855,791	$222,299	$1,997,035

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: September 1, 2009 to September 30, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$0	$117,184	$117,184	various	wire	$0
State	0	43,662	43,662	various	wire	0
FICA Tax Withheld	0	91,774	91,774	various	wire	0
Employer’s FICA Tax	0	91,773	91,773	various	wire	0
Unemployment Tax
Federal	0	392	392	various	wire	0
State	0	3,542	3,542	various	wire	0
Accrued Payroll Taxes [1]	33,328	8,707	0			42,035
Sales, Use &
Excise Taxes	0	0	0			0
Property Taxes	33,380	8,345	0			41,725
Accrued Income Tax:
Federal	0	0	0			0
State	50,000	12,500	0			62,500
Other:	0	0	0			0
TOTALS	$116,708	$377,879	$348,327			$146,260

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/10	1/1/10
General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10
Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10
Vehicle	N/A
Other (list):
Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: September 1, 2009 to September 30, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable
Under 30 days	$2,921,225		$
30 to 60 days	315,210			0
61 to 90 days	99,184			0
91 to 120 days	13,128			0
Over 120 days	700			0

Total Post Petition	3,349,446

Pre Petition Amounts	76,616	[1]

Total Accounts Receivable	$3,426,062

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,426,062

	Total Post Petition Accounts Payable			$0

[1]	During the reporting period, Debtor wrote off $37,500 of accounts receivable from a related debtor, TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc., as uncollectable.
*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month		Date of Court Approval	Month-end Balance Due*
Venable LLP	$0	$0	$100,548	[2]	5/22/07	$0
Orrick Herrington, et al	0	0	69,016	[2]	5/4/09	0
Quinn Emmanual	0	0	25,698	[2]	5/20/09	0
Houlihan Lokey	0	7	100,007		6/5/09	0
Protiviti Inc.	0	0	157,949	[2]	51/09	0
JH Cohn	0	0	81,309	[2]	6/12/09	0
Tydings & Rosenberg	0	0	2,160	[2]	6/12/09	0
U.S. Trustee	0	0	0			0
Other:	0	0	0			0

Total	$0	$7	$536,686			$$0

[1]

Debtor is one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors are incurring time on behalf of both Adfitech and the other debtors. Time for these professionals has not yet been allocated between the estates for all periods. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other consolidated debtors.

[2]

A portion of the professional fees charged to the administratively consolidated debtors and paid by TMST, Inc. (“TMST”), a related debtor, for the periods May and June were allocated to Adfitech during this reporting period. During the reporting period, Adfitech paid a total of $436,679.46 to TMST to reimburse for these allocated fees.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Officers	various	Salary/Commission	$74,828
Officers	various	Bonus	39,293
Officers	various	401K Contribution	8,322
Officers	various	Expense Reimbursement	8,563

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: September 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

July 2009	$3,137,824
August 2009	2,372,579
September 2009	2,982,109

Quarterly Total	$8,492,512

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: September 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going concern. Adfitech is an independently-operated, wholly-owned subsidiary of TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc. (“TMHL”), and provides mortgage-related auditing and quality control consulting services to financial institutions. Adfitech is self-funded, has its own separate workforce and bank accounts, and operates independently from the TMST Debtors including TMST, Inc., formerly known as Thornburg Mortgage, Inc. (“TMST”), and TMHL at offices located in Edmond, Oklahoma on unencumbered real estate owned by Adfitech.

On September 16, 2009, the United States Trustee filed a Motion for an Order Directing the Appointment of a Chapter 11 Trustee or, in the Alternative, an Examiner [TMST Docket No. 362]. On September 21, 2009, the Court held a status conference and scheduled a hearing on the United States Trustee’s motion for October 7, 2009. The hearing commenced on October 7, 2009 and has been continued to October 20, 2009.

The events related to the United States Trustee’s motion are described in the separate monthly operating report for September 2009 filed by TMST and the other TMST Debtors in Case No. 09-17787 (DWK). Adfitech and its officers and employees were not involved in those events.

Adfitech, the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), and their respective advisors continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month and made progress in addressing the information requests of the Creditors’ Committee with respect to Adfitech and its ongoing operations.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: 9/30/2009

NARRATIVE

On August 25, 2009, Adfitech and the TMST Debtors filed a motion to extend the exclusive periods during which they may file a Chapter 11 plan or plans and solicit acceptances thereof. On September 14, 2009, the Court entered an Order extending the exclusive periods to October 28, 2009 and December 27, 2009, respectively.

As previously reported, the Debtors at the request of the Creditors’ Committee decided to stop the sale process for Adfitech and to work with the Creditors’ Committee to formulate a Chapter 11 plan of reorganization for Adfitech. On October 16, 2009, Adfitech successfully concluded its discussions with the Creditors’ Committee and filed its Chapter 11 Plan of Reorganization [Adfitech Docket No. 21].

Effective September 15, 2009, Larry Goldstone and Clarence G. Simmons, III resigned as directors of Adfitech. On October 6, 2009, Anne-Drue M. Anderson was elected as a director of Adfitech. Thomas G. Apel, the Chairman and Chief Executive Officer of Adfitech, resigned as an officer and director effective October 13, 2009. At a meeting of the Adfitech Board of Directors held on October 12, 2009, the current President of Adfitech, Samuel E. Meek, was elected as a director and Ms. Anderson was selected as Chairman of the Board. Adfitech is engaged in discussions with Mr. Apel about his continuing to assist Adfitech by serving as a consultant on an hourly basis.

During the reporting period, Adfitech determined that the pre-petition accounts receivable amount of $37,500 related to TMHL would be uncollectible and, accordingly, that receivable was written off as a bad debt.

During the month of September, Adfitech filed its monthly operating report for the period August 1 through August 31, 2009.

The quarterly fees owed to the United States Trustee for the quarter ending September 30, 2009 were paid on or about October 13, 2009.

2009 September Disbursements Adfitech (Form 2B)

ACENITEC	150.00
Adfitech Payroll	840,170.63
ADP	2,828.58
ADP SCREENING & SELECTION SERVICES	2,515.98
ADP Tax	348,328.38
ADP Tx	68,664.49
AFLAC	5,938.25
ALEX TRAN	292.58
ALLSTATE APPRAISAL	1,975.00
AMERICAN HERITAGE LIFE INSURANCE CO.	218.72
AMERITECH OUTDOOR CREATIONS, LLC	255.00
AT&T	213.27
AT&T -IL	4,186.57
AT&T - NEWARK	5,627.00
AT&T BUSINESS SERVICES	213.77
AT&T MOBILITY (CINGULAR)	1,444.98
AVAYA, INC.	5,747.28
B S A APPRAISALS	175.00
Bank of Oklahoma Anlaysis	1,361.67
BETTY CAGLE	350.00
BILL LEWIS APPRAISAL COMPANY	875.00
BILLING SOLUTIONS, INC.	6,181.65
BUSINESS IMAGING SYSTEMS, INC.	7,862.65
CASTLE & COOKE MORTGAGE, LLC	11,920.40
CHASE - BANK ONE	2,521.11
CHRIS WEBER	36.30
CHRISTINE MARIE SCHWARTZ	1,440.00
CITY OF EDMOND	18,523.23
CLEAR CAPITAL	33,225.00
CLEARINGHOUSE, ATLAS# 000405390800	211.00
COLE & REED, P.C.	9,300.00
COMFORT, INC.	165.06
COX COMMUNICATIONS	3,651.69
DAVID PARMER	414.84
DEBORAH MAPLE	140.00
DELL MARKETING L.P.	8,763.64
DISCOVER BANK	383.84
EMC NATIONAL LIFE CO.	246.56

Monday, October 19, 2009

Employee Benefit Accounts	299,128.62
Employees	114,111.13
FARMER BROTHERS COFFEE	1,174.68
FEDEX	30.08
FIELD VERIFICATION ASSOCIATES	145,326.50
FIRST AMERICAN CREDCO	175,034.25
FORT DEARBORN LIFE INSURANCE CO.	2,054.22
FOURTH DIMENSION NETWORKS CORP.	198.00
FRANCO-POSTALIA	646.50
FRED WEBER	3,294.31
GABINO’S LAWN & LANDSCAPE	1,650.00
GENERAL MAILING EQUIPMENT, INC.	487.76
GREAT PLAINS COCA COLA BOTTLING CO.	926.90
HEDGPATH APPRAISAL COMPANY	525.00
HOULIHAN LOKEY HOWARD & ZUKIN	100,007.00
JH Cohn (Allocated reimbursement to TMST)	81,308.96
JOEL C. HALL	317.48
JOHN J. ROSENHAMER	1,271.45
JOHNSON APPRAISAL SERVICE	175.00
JONES APPRAISAL SERVICE	325.00
KATHY HUFF	632.61
LANDAMERICA LENDER SERVICES/ONE STOP	24,450.00
LENDERS ONE	2,830.00
LENDING FORMS	1,097.64
LEXIS-NEXIS	54.46
LINCOLN COUNTY APPRAISALS	450.00
LOVE, BEAL, & NIXON P.C.	916.22
MAVENT INC.	3,304.60
MAZZIO’S	212.17
MCAFEE & TAFT	1,517.63
METLIFE SMALL BUSINESS CENTER	11,207.27
MIDCON DATA SERVICES, INC.	528.00
MINUTEMAN PRESS	1,583.66
MISC FEES PAYEE	23,894.50
NAFCU	300.00
NATIONAL REAL ESTATE INFORMATION SERVICE	53,070.00
NSTN	2,030.00
NVMS	50.00
OFFICE DEPOT, INC.	245.54
OFFICE OF THE ATTORNEY GENERAL	277.84
OFFICEMAX CONTRACT, INC.	10,357.34

Monday, October 19, 2009

OKLAHOMA DEPARTMENT OF HUMAN SERVICES	628.23
OKLAHOMA DUSTERS, INC.	5,776.11
OKLAHOMA NATURAL GAS	134.40
OKLAHOMA TAX COMMISSION	130.03
Orrick Herrington (Allocated reimbursement to TMST)	69,015.50
Payroll Tax Refund	153.92
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54
Postalia	10,000.00
POSTMASTER	5,000.00
PRESORT FIRST CLASS, INC.	574.01
Protiviti (Allocated reimbursement to TMST)	157,949.01
Quinn Emmanuel (Allocated reimbursement to TMST)	25,698.00
RACO INDUSTRIES	3,317.52
RCC Adjustment	1,739.90
Reconciling Item	-12,411.00
ROSA RESENDE	1,042.50
SAFEGUARD PROPERTIES, INC.	1,350.00
SAINTS OCCUPATIONAL HEALTH NETWORK	270.00
SAM’S CLUB	2,841.76
SAMUEL E. MEEK	1,352.85
SECONDARY MARKETING EXECUTIVE	5,104.25
SHRED-IT OKLAHOMA CITY	6,426.90
SPRINT	6,988.15
STANDLEY SYSTEMS	836.22
STEPHEN E. MEYER INC.	1,050.00
STEVEN RUSSELL	130.28
SUN LIFE & HEALTH INSURANCE CO.	8,890.10
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	525.00
T E ALLEN APPRAISALS	400.00
TG’S LASER SUPPLY & SUPPORT LTD. CO.	15,853.49
THE BRADY GROUP	2,850.00
THOMAS G. APEL	2,504.63
THOMPSON WEST	24,509.25
Tydings & Rosenberg (Allocated reimbursement to TMST)	2,159.50
UNITED PARCEL SERVICE	23,902.57
UNITED WAY GOLF TOURNAMENT	500.00
UNIVERSAL CREDIT SERVICES	14,428.00
Venable (Allocated reimbursement to TMST)	100,548.49
VISION SERVICE PLAN OF OKLAHOMA	2,910.99
WEBROOT SOFTWARE	504.00

Monday, October 19, 2009

ZEE MEDICAL SERVICE CO.	163.03
ZONES, INC.	22,637.64
Grand Total	$2,982,109.71

Monday, October 19, 2009